SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2012

Oritani Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-34786	30-0628335
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

370 Pascack Road, Township of Washington, New Jersey	07676
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (201) 664-5400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01                      Other Events

It has come to the attention of Oritani Financial Corp. (the “Company”) that Robert S. Hekemian, Jr., an incumbent director nominated for re-election to the Board of Directors and who is an independent director under the Nasdaq independent director standards, may not be considered an “independent director” under the standards established by the proxy advisory services.  Accordingly, the Company today announced that, effective immediately, Mr. Hekemian has stepped down as a member of the following Board Committees:  the Compensation Committee, and the Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORITANI FINANCIAL CORP.
DATE: November 14, 2012	By:	/s/ John M. Fields, Jr.
John M. Fields, Jr.
Executive Vice President and Chief Financial Officer